UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 4, 2009

ILLINOIS TOOL WORKS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026-1215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-724-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At its December 4, 2009 meeting, the Company’s Board of Directors elected David B. Smith, Jr. as a director to serve until the May 2010 Annual Meeting and determined him to be independent. Mr. Smith, age 43, is the Executive Vice President for Policy & Legal Affairs and General Counsel at the Mutual Fund Directors Forum in Washington, DC, a nonprofit membership organization for investment company directors as well as an advocate on important policy matters. Previously, Mr. Smith held several positions at the Securities and Exchange Commission from 1996 to 2005. Mr. Smith has been appointed to the Audit and Finance Committees. Mr. Smith also serves as the chairman of the board of directors of Briar Hall LLC, a family-owned business. Mr. Smith will participate in the standard non-employee director compensation arrangements described in the Company’s 2009 proxy statement, including an initial phantom stock unit award of 1,000 phantom stock units on the effective date of his election to the Board. The value of each unit equals the market value of one share of the Company’s common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At its December 4, 2009 meeting, the Company’s Board of Directors approved an amendment to the first sentence of Article III, Section 2 of the Company’s By-Laws, effective December 4, 2009, to increase the number of directors from ten to eleven. The text of Article III, Section 2, as amended, is as follows:

"SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation is established at eleven. Each director shall hold office for the term for which such director is elected or until a successor shall have been chosen and shall have qualified or until such director’s earlier death, resignation, retirement, disqualification or removal."

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

December 4, 2009	By:	James H. Wooten, Jr.

Name: James H. Wooten, Jr.
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3	By-Laws of Illinois Tool Works Inc., as amended and restated as of December 4, 2009
99.1	Press Release issued by Illinois Tool Works Inc. dated December 4, 2009